UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 13, 2025

The St. Joe Company

(Exact Name of Registrant as Specified in its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Richard Jackson Blvd, Suite 200 Panama City Beach, Florida	32407
(Address of Principal Executive Offices)	(Zip Code)

(850) 231-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock	JOE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 13, 2025, The St. Joe Company (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s shareholders approved The St. Joe Company 2025 Performance and Equity Incentive Plan (the “2025 Incentive Plan”). A description of the terms and conditions of the 2025 Incentive Plan is set forth in Proposal 4 of the Company’s Definitive Proxy Statement for its 2025 Annual Meeting filed with the Securities and Exchange Commission on April 1, 2025, which description is hereby incorporated by reference into this Item 5.02(e).

Item 5.07	Submission of Matters to Vote of Security Holders.

At the 2025 Annual Meeting, the Company’s shareholders voted on (i) the election of five director nominees (Proposal 1), (ii) the ratification of the appointment of GRANT THORNTON LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year (Proposal 2), (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3) and (iv) the approval of the 2025 Incentive Plan (Proposal 4). The results of the votes are set forth below.

Proposal 1

The shareholders voted in favor of the election of the following director nominees for a term of office expiring at the 2026 Annual Meeting of Shareholders and, in each case, until his/her successor is duly elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Vote
Cesar L. Alvarez	44,776,560	1,588,806	65,480	6,002,518
Howard S. Frank	44,699,741	1,677,433	53,672	6,002,518
Rhea Goff	43,637,795	2,741,070	51,981	6,002,518
Jorge L. Gonzalez	45,792,210	584,769	53,867	6,002,518
Thomas P. Murphy, Jr.	45,030,612	1,346,622	53,612	6,002,518

Proposal 2

The shareholders voted in favor of ratification of the appointment of GRANT THORNTON LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

For	Against	Abstain
52,358,716	24,359	50,289

Proposal 3

The shareholders voted in favor of approving, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
45,259,159	1,121,392	50,295	6,002,518

Proposal 4

The shareholders voted in favor of approving the 2025 Incentive Plan.

For	Against	Abstain	Broker Non-Vote
45,865,542	527,543	37,761	6,002,518

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

By:	/s/ Marek Bakun
Marek Bakun
Executive Vice President and Chief Financial Officer

Date: May 14, 2025